SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                April 14, 2000

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                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                        47-0648386
(State or other jurisdiction of       (Commission File            (IRS Employer
 incorporation or organization)            Number)          Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                       68145                       (402)895-6640
(Address of principal              (Zip Code)   (Registrant's telephone number)
   executive offices)


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ITEM 5.   OTHER EVENTS.

    On April 14, 2000, the registrant issued a news release announcing its operating revenues and earnings for the first quarter ended March 31, 2000. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Exhibit 99.1   News release issued by the registrant on April 14, 2000.



                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      April 14, 2000               By:  /s/ John J. Steele
          ---------------------              -----------------------------
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      April 14, 2000               By:  /s/ James L. Johnson
          ---------------------              -----------------------------
                                             James L. Johnson
                                             Corporate Secretary and
                                               Controller